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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 8, 2000
                                                 -----------------------------

                               Crown Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



      Georgia                   1-7604                         58-0678148
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   (State or other      (Commission File Number)          (IRS Employer
   jurisdiction of                                        Identification
   incorporation)                                         Number)


    1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia           30328
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (770) 644-6400
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Item 5.  Other Events.

        The Company has reached an agreement in principle with its lenders to extend from August 31, 2000 to April 3, 2001 the expiration date of its loan agreements.

        The agreement was reached following presentations by the Company to Wachovia Bank, N.A., Bank of America, N.A. and the Company's long-term lender, The Prudential Insurance Company of America, of a cost reduction and control plan and other proposed actions to return the Company to profitability. The lenders have agreed in principle to reset the convenants to be consistent with the plan. Formal documents reflecting the new arrangements are expected to be prepared and executed as soon as practical.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       CROWN CRAFTS, INC.



                       By: /s/ John A. Magee
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                            Name:       John A. Magee
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                            Title: Acting President
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Dated:   August 8, 2000